Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of December 31, 2012
Corporate Overview

Brookdale Senior Living Inc. ("BKD") is a leading owner and operator of senior living communities throughout the United States.  The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents. As of December 31, 2012, the Company operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 647 communities in 36 states and the ability to serve approximately 66,700 residents. Through its Innovative Senior Care program, the Company also offers a range of outpatient therapy, home health and hospice services, primarily to residents of its communities.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Facilities	Number of Units	Percentage of Q4 2012 Resident and Management Fees	Percentage of Q4 2012 Facility Operating Income	Percentage of FY 2012 Resident and Management Fees	Percentage of FY 2012 Facility Operating Income
Owned	221	23,029	42.3%	41.9%	40.8%	39.2%
Leased	329	25,707	47.2%	48.4%	48.7%	51.1%
Innovative Senior Care ("ISC")	N/A	N/A	9.1%	5.5%	9.2%	5.9%
Managed	97	17,998	1.4%	4.2%	1.3%	3.8%
Total	647	66,734	100.0%	100.0%	100.0%	100.0%

Operating Type - By Segment
Retirement Centers	76	14,528	20.6%	25.5%	20.6%	25.2%
Assisted Living	433	21,594	41.3%	44.6%	41.4%	44.4%
CCRCs - Rental	27	6,748	15.9%	13.1%	15.8%	13.0%
CCRCs - Entry Fee	14	5,866	11.7%	7.1%	11.7%	7.7%
Innovative Senior Care ("ISC")	N/A	N/A	9.1%	5.5%	9.2%	5.9%
Managed	97	17,998	1.4%	4.2%	1.3%	3.8%
Total	647	66,734	100.0%	100.0%	100.0%	100.0%

CFFO Per Share

($ except where indicated)	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year(1)	Q1	Q2	Q3	Q4	Full Year(1)
Reported CFFO	$0.51	$0.51	$0.49	$0.47	$1.98	$0.45	$0.51	$0.50	$0.50	$1.96
Add: integration, transaction-related and EMR roll-out costs	-	0.01	0.05	0.07	0.13	0.03	0.06	0.04	0.06	0.19
Adjusted CFFO	$0.51	$0.52	$0.54	$0.54	$2.11	$0.48	$0.57	$0.54	$0.56	$2.15

Weighted average shares (000's)	120,792	121,280	121,616	120,951		121,145	121,708	122,493	122,608
Period end outstanding shares (excluding unvested restricted shares) (000's)	120,835	121,973	120,911	121,133		121,197	122,474	122,575	122,738

(1) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdaleliving.com

Note: See accompanying fourth quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Segment Operating Information
As of December 31, 2012

Senior Housing Operating Information

	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Retirement Centers
Number of communities (period end)	75	74	76	76	76	76	76	76	76	76
Total average units(1)	14,104	14,050	14,131	14,468	14,188	14,452	14,451	14,445	14,433	14,445
Weighted average unit occupancy	87.3%	87.3%	88.4%	88.9%	88.0%	88.8%	88.8%	89.1%	89.7%	89.1%
Senior Housing average monthly revenue per unit(2)	$3,129	$3,150	$3,186	$3,185	$3,163	$3,235	$3,268	$3,275	$3,276	$3,263

Assisted Living
Number of communities (period end)	428	428	433	434	434	434	434	434	433	433
Total average units(1)	21,295	21,145	21,265	21,589	21,323	21,635	21,637	21,652	21,577	21,625
Weighted average unit occupancy	88.2%	87.4%	88.4%	88.7%	88.2%	88.5%	88.6%	89.1%	89.7%	88.9%
Senior Housing average monthly revenue per unit(2)	$4,280	$4,288	$4,274	$4,260	$4,275	$4,379	$4,390	$4,393	$4,401	$4,390

CCRCs - Rental
Number of communities (period end)	22	22	26	26	26	26	27	27	27	27
Total average units(1)	6,073	6,071	6,243	6,624	6,253	6,626	6,659	6,691	6,691	6,667
Weighted average unit occupancy	87.2%	86.3%	86.3%	86.3%	86.5%	86.5%	85.8%	85.8%	87.0%	86.3%
Senior Housing average monthly revenue per unit(2)	$5,681	$5,643	$5,672	$5,464	$5,612	$5,536	$5,561	$5,619	$5,639	$5,588

CCRCs - Entry Fee
Number of communities (period end)	14	14	14	14	14	14	14	14	14	14
Total average units(1)	5,138	5,141	5,152	5,161	5,148	5,171	5,199	5,221	5,249	5,210
Weighted average unit occupancy	83.1%	82.3%	82.2%	83.2%	82.7%	83.7%	83.4%	83.4%	84.1%	83.7%
Senior Housing average monthly revenue per unit(2)	$5,079	$5,106	$5,124	$4,902	$5,052	$5,055	$4,963	$4,975	$4,921	$4,978

Senior Housing Totals
Number of communities (period end)	539	538	549	550	550	550	551	551	550	550
Total average units(1)	46,610	46,407	46,791	47,842	46,912	47,884	47,946	48,009	47,950	47,947
Weighted average unit occupancy	87.2%	86.6%	87.4%	87.8%	87.3%	87.8%	87.7%	88.0%	88.7%	88.0%
Senior Housing average monthly revenue per unit(2)	$4,198	$4,203	$4,214	$4,160	$4,193	$4,257	$4,266	$4,279	$4,282	$4,271

Management Services - Total
Number of communities (period end)	19	19	98	97	97	96	96	97	97	97
Total average units(1)	3,784	3,785	8,649	18,328	8,636	18,253	18,144	18,081	18,141	18,155
Weighted average occupancy	84.7%	84.8%	84.3%	84.4%	84.5%	84.3%	84.0%	84.3%	85.4%	84.5%
Average monthly revenue per unit(2)	$3,778	$3,836	$3,484	$3,344	$3,480	$3,373	$3,369	$3,386	$3,399	$3,382

Innovative Senior Care Operating Information

	FY 2011				FY 2012
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Innovative Senior Care
Brookdale units served:
Outpatient Therapy consolidated	35,428	35,535	35,761	36,212	35,909	36,844	38,016	37,961
Home Health consolidated	27,277	28,129	28,347	28,924	32,655	31,944	32,650	32,242
Outpatient Therapy non-consolidated	6,038	6,045	6,022	6,050	9,685	9,861	12,540	13,448
Home Health non-consolidated	3,088	2,987	2,975	2,976	4,735	10,667	12,597	13,569
Total Brookdale units served:
Outpatient Therapy	41,466	41,580	41,783	42,262	45,594	46,705	50,556	51,409
Home Health	30,365	31,116	31,322	31,900	37,390	42,611	45,247	45,811

Outpatient Therapy treatment codes	818,122	823,539	848,205	859,988	907,816	957,364	939,241	762,233
Home Health average census	3,147	3,316	3,379	3,479	3,448	3,554	3,651	4,187

(1)	Total average units operated represent the average units operated during the period, excluding equity homes.
(2)	Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees, divided by average occupied units.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of December 31, 2012

Senior Housing Operating Information

	FY 2011				FY 2012
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4 (1)

Owned Properties
Number of communities (period end)	201	200	199	200	209	210	210	221
Total average units(2)	20,212	20,012	19,912	19,939	21,281	21,350	21,425	22,243
Weighted average unit occupancy	86.6%	86.0%	86.5%	87.0%	87.2%	87.4%	87.6%	89.0%
Senior Housing average monthly revenue per unit(3)	$4,347	$4,359	$4,376	$4,318	$4,302	$4,297	$4,318	$4,323

Leased Properties with Bargain Purchase Options
Number of communities (period end)	18	18	18	18	18	18	18	9
Total average units(2)	3,263	3,261	3,261	3,264	3,263	3,263	3,261	2,948
Weighted average unit occupancy	88.5%	88.2%	88.6%	88.0%	88.4%	87.6%	88.0%	88.3%
Senior Housing average monthly revenue per unit(3)	$3,856	$3,834	$3,845	$3,797	$3,878	$3,874	$3,903	$3,802

Leased Properties with Fair Market Value Purchase Options
Number of communities (period end)	86	86	86	86	77	77	77	74
Total average units(2)	5,226	5,226	5,226	5,224	3,929	3,927	3,927	3,364
Weighted average unit occupancy	89.0%	88.8%	89.8%	91.3%	91.1%	91.2%	92.0%	91.8%
Senior Housing average monthly revenue per unit(3)	$3,874	$3,872	$3,872	$3,835	$4,384	$4,423	$4,482	$4,549

Leased Properties without Purchase Options
Number of communities (period end)	234	234	246	246	246	246	246	246
Total average units(2)	17,909	17,908	18,392	19,415	19,411	19,406	19,396	19,395
Weighted average unit occupancy	87.2%	86.5%	87.6%	87.7%	87.6%	87.3%	87.6%	87.9%
Senior Housing average monthly revenue per unit(3)	$4,189	$4,197	$4,209	$4,158	$4,241	$4,264	$4,256	$4,256

Senior Housing Totals
Number of communities (period end)	539	538	549	550	550	551	551	550
Total average units(2)	46,610	46,407	46,791	47,842	47,884	47,946	48,009	47,950
Weighted average unit occupancy	87.2%	86.6%	87.4%	87.8%	87.8%	87.7%	88.0%	88.7%
Senior Housing average monthly revenue per unit(3)	$4,198	$4,203	$4,214	$4,160	$4,257	$4,266	$4,279	$4,282

(1)
During the three months ended December 31, 2012, the Company acquired the underlying real estate interest in 12 communities that the Company previously leased.  The results of operations of the previously leased communities are included within Owned Properties beginning in the fourth quarter of FY 2012.  Prior quarters have not been recast.

(2)	Total average units operated represent the average units operated during the period, excluding equity homes.
(3)	Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees, divided by average occupied units.

Brookdale Senior Living Inc.
Segment Financial Data
As of December 31, 2012

Financial Data
($ in 000s)

	FY 2011					FY 2012
Retirement Centers	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	115,529	115,916	119,548	122,849	473,842	124,512	125,813	126,401	127,176	503,902
Expenses	66,952	66,992	69,601	71,858	275,403	73,521	73,138	75,679	75,979	298,317
Segment Operating Income	48,577	48,924	49,947	50,991	198,439	50,991	52,675	50,722	51,197	205,585
Segment Operating Margin	42.0%	42.2%	41.8%	41.5%	41.9%	41.0%	41.9%	40.1%	40.3%	40.8%

	FY 2011					FY 2012
Assisted Living	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	241,228	237,665	241,037	244,655	964,585	251,352	252,399	254,179	255,407	1,013,337
Expenses	155,553	151,618	158,933	158,553	624,657	160,789	162,233	163,017	166,114	652,153
Segment Operating Income	85,675	86,047	82,104	86,102	339,928	90,563	90,166	91,162	89,293	361,184
Segment Operating Margin	35.5%	36.2%	34.1%	35.2%	35.2%	36.0%	35.7%	35.9%	35.0%	35.6%

	FY 2011					FY 2012
CCRCs - Rental	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	90,198	88,618	91,628	93,651	364,095	95,112	95,258	96,681	98,428	385,479
Expenses	60,249	58,863	62,671	65,463	247,246	67,093	68,494	71,581	72,248	279,416
Segment Operating Income	29,949	29,755	28,957	28,188	116,849	28,019	26,764	25,100	26,180	106,063
Segment Operating Margin	33.2%	33.6%	31.6%	30.1%	32.1%	29.5%	28.1%	26.0%	26.6%	27.5%

	FY 2011					FY 2012
CCRCs - Entry Fee	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	70,843	71,390	71,571	69,651	283,455	72,056	71,195	71,750	72,047	287,048
Expenses	53,052	53,403	53,232	53,783	213,470	54,914	55,341	56,249	57,792	224,296
Segment Operating Income	17,791	17,987	18,339	15,868	69,985	17,142	15,854	15,501	14,255	62,752
Segment Operating Margin	25.1%	25.2%	25.6%	22.8%	24.7%	23.8%	22.3%	21.6%	19.8%	21.9%

Bridge to Cash Basis for CCRCs - Entry Fee segment
Revenue	70,843	71,390	71,571	69,651	283,455	72,056	71,195	71,750	72,047	287,048
Less: revenue amortization (non-cash)	(5,762)	(6,604)	(6,499)	(6,536)	(25,401)	(6,403)	(6,647)	(6,796)	(6,863)	(26,709)
Add: net entrance fees (cash)	7,511	8,128	12,544	14,052	42,235	6,887	14,265	19,108	15,089	55,349
Adjusted revenue	72,592	72,914	77,616	77,167	300,289	72,540	78,813	84,062	80,273	315,688
Expenses	53,052	53,403	53,232	53,783	213,470	54,914	55,341	56,249	57,792	224,296
Adjusted Segment Operating Income	19,540	19,511	24,384	23,384	86,819	17,626	23,472	27,813	22,481	91,392
Adjusted Segment Operating Margin	26.9%	26.8%	31.4%	30.3%	28.9%	24.3%	29.8%	33.1%	28.0%	29.0%

Total Senior Housing	FY 2011					FY 2012
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	517,798	513,589	523,784	530,806	2,085,977	543,032	544,665	549,011	553,058	2,189,766
Expenses	335,806	330,876	344,437	349,657	1,360,776	356,317	359,206	366,526	372,133	1,454,182
Operating Income	181,992	182,713	179,347	181,149	725,201	186,715	185,459	182,485	180,925	735,584
Operating Margin	35.1%	35.6%	34.2%	34.1%	34.8%	34.4%	34.1%	33.2%	32.7%	33.6%
G&A Allocation (1)	22,568	21,489	20,598	18,991	83,646	22,751	20,876	21,402	20,374	85,403
G&A Allocation as a % of revenue	4.4%	4.2%	3.9%	3.6%	4.0%	4.2%	3.8%	3.9%	3.7%	3.9%
Adjusted Operating Income	159,424	161,224	158,749	162,158	641,555	163,964	164,583	161,083	160,551	650,181
Adjusted Operating Margin	30.8%	31.4%	30.3%	30.5%	30.8%	30.2%	30.2%	29.3%	29.0%	29.7%

Brookdale Senior Living Inc.
Segment Financial Data
As of December 31, 2012

Financial Data (continued)
($ in 000s)

	FY 2011					FY 2012
Innovative Senior Care ("ISC")	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	50,237	50,334	51,375	53,834	205,780	53,854	57,722	56,856	56,085	224,517
Expenses	35,148	35,366	36,977	40,304	147,795	42,452	44,309	44,941	45,035	176,737
Segment Operating Income	15,089	14,968	14,398	13,530	57,985	11,402	13,413	11,915	11,050	47,780
Segment Operating Margin	30.0%	29.7%	28.0%	25.1%	28.2%	21.2%	23.2%	21.0%	19.7%	21.3%
G&A Allocation (1)	5,377	5,610	4,912	4,301	20,200	5,954	5,453	5,467	5,358	22,232
G&A Allocation as a % of revenue	10.7%	11.1%	9.6%	8.0%	9.8%	11.1%	9.4%	9.6%	9.6%	9.9%
Adjusted Segment Operating Income	9,712	9,358	9,486	9,229	37,785	5,448	7,960	6,448	5,692	25,548
Adjusted Segment Operating Margin	19.3%	18.6%	18.5%	17.1%	18.4%	10.1%	13.8%	11.3%	10.1%	11.4%

Total Senior Housing and ISC	FY 2011					FY 2012
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	568,035	563,923	575,159	584,640	2,291,757	596,886	602,387	605,867	609,143	2,414,283
Expenses	370,954	366,242	381,414	389,961	1,508,571	398,769	403,515	411,467	417,168	1,630,919
Operating Income	197,081	197,681	193,745	194,679	783,186	198,117	198,872	194,400	191,975	783,364
Operating Margin	34.7%	35.1%	33.7%	33.3%	34.2%	33.2%	33.0%	32.1%	31.5%	32.4%
G&A Allocation (1)	27,945	27,099	25,510	23,292	103,846	28,705	26,329	26,869	25,732	107,635
G&A Allocation as a % of revenue	4.9%	4.8%	4.4%	4.0%	4.5%	4.8%	4.4%	4.4%	4.2%	4.5%
Adjusted Operating Income	169,136	170,582	168,235	171,387	679,340	169,412	172,543	167,531	166,243	675,729
Adjusted Operating Margin	29.8%	30.2%	29.3%	29.3%	29.6%	28.4%	28.6%	27.7%	27.3%	28.0%

	FY 2011					FY 2012
Management Services	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue (Management Fees)	1,405	1,505	3,336	7,349	13,595	7,444	7,499	7,407	8,436	30,786
Expenses (G&A Allocation) (1)	1,058	1,133	2,512	5,534	10,237	5,929	5,325	5,644	5,311	22,209
Segment Operating Income	347	372	824	1,815	3,358	1,515	2,174	1,763	3,125	8,577
Segment Operating Margin	24.7%	24.7%	24.7%	24.7%	24.7%	20.4%	29.0%	23.8%	37.0%	27.9%

Total Senior Housing, ISC and Management Services	FY 2011					FY 2012
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	569,440	565,428	578,495	591,989	2,305,352	604,330	609,886	613,274	617,579	2,445,069
Expenses	370,954	366,242	381,414	389,961	1,508,571	398,769	403,515	411,467	417,168	1,630,919
Operating Income	198,486	199,186	197,081	202,028	796,781	205,561	206,371	201,807	200,411	814,150
Operating Margin	34.9%	35.2%	34.1%	34.1%	34.6%	34.0%	33.8%	32.9%	32.5%	33.3%
G&A Allocation (1)	29,003	28,232	28,022	28,826	114,083	34,634	31,654	32,513	31,043	129,844
G&A Allocation as a % of revenue	5.1%	5.0%	4.8%	4.9%	4.9%	5.7%	5.2%	5.3%	5.0%	5.3%
Adjusted Operating Income	169,483	170,954	169,059	173,202	682,698	170,927	174,717	169,294	169,368	684,306
Adjusted Operating Margin	29.8%	30.2%	29.2%	29.3%	29.6%	28.3%	28.6%	27.6%	27.4%	28.0%

(1) Excludes non-cash stock-based compensation expense and integration, transaction-related and EMR roll-out costs.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of December 31, 2012

Financial Data
($ in 000s)

Owned Properties	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4 (1)	Full Year
Revenue	231,894	228,970	230,159	228,401	919,424	243,601	245,019	247,772	261,278	997,670
Expenses	154,474	151,506	155,689	154,670	616,339	163,822	165,862	171,356	177,350	678,390
Segment Operating Income	77,420	77,464	74,470	73,731	303,085	79,779	79,157	76,416	83,928	319,280
Segment Operating Margin	33.4%	33.8%	32.4%	32.3%	33.0%	32.7%	32.3%	30.8%	32.1%	32.0%

Bridge to Cash Basis for CCRCs - Entry Fee
Revenue	231,894	228,970	230,159	228,401	919,424	243,601	245,019	247,772	261,278	997,670
Less: revenue amortization (non-cash)	(3,629)	(4,018)	(4,054)	(4,154)	(15,855)	(3,991)	(4,507)	(4,593)	(4,563)	(17,654)
Add: net entrance fees (cash)	6,791	5,010	10,383	12,297	34,481	5,802	10,487	14,234	11,481	42,004
Adjusted revenue	235,056	229,962	236,488	236,544	938,050	245,412	250,999	257,413	268,196	1,022,020
Expenses	154,474	151,506	155,689	154,670	616,339	163,822	165,862	171,356	177,350	678,390
Adjusted Segment Operating Income	80,582	78,456	80,799	81,874	321,711	81,590	85,137	86,057	90,846	343,630
Adjusted Segment Operating Margin	34.3%	34.1%	34.2%	34.6%	34.3%	33.2%	33.9%	33.4%	33.9%	33.6%

Leased Properties with Bargain Purchase Options	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	34,936	35,126	35,261	34,629	139,952	35,432	34,891	35,400	31,532	137,255
Expenses	22,662	22,662	22,897	22,871	91,092	23,287	23,433	24,264	21,334	92,318
Segment Operating Income	12,274	12,464	12,364	11,758	48,860	12,145	11,458	11,136	10,198	44,937
Segment Operating Margin	35.1%	35.5%	35.1%	34.0%	34.9%	34.3%	32.8%	31.5%	32.3%	32.7%

Leased Properties with Fair Market Value Purchase Options	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	54,067	53,882	54,519	54,889	217,357	47,104	47,534	48,560	42,140	185,338
Expenses	35,281	34,435	35,941	35,687	141,344	29,974	30,192	28,999	27,443	116,608
Segment Operating Income	18,786	19,447	18,578	19,202	76,013	17,130	17,342	19,561	14,697	68,730
Segment Operating Margin	34.7%	36.1%	34.1%	35.0%	35.0%	36.4%	36.5%	40.3%	34.9%	37.1%

Leased Properties without Purchase Options	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	196,901	195,611	203,845	212,887	809,244	216,895	217,221	217,279	218,108	869,503
Expenses	123,389	122,273	129,910	136,429	512,001	139,234	139,719	141,907	146,006	566,866
Segment Operating Income	73,512	73,338	73,935	76,458	297,243	77,661	77,502	75,372	72,102	302,637
Segment Operating Margin	37.3%	37.5%	36.3%	35.9%	36.7%	35.8%	35.7%	34.7%	33.1%	34.8%

Total Senior Housing	FY 2011					FY 2012
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	517,798	513,589	523,784	530,806	2,085,977	543,032	544,665	549,011	553,058	2,189,766
Expenses	335,806	330,876	344,437	349,657	1,360,776	356,317	359,206	366,526	372,133	1,454,182
Operating Income	181,992	182,713	179,347	181,149	725,201	186,715	185,459	182,485	180,925	735,584
Operating Margin	35.1%	35.6%	34.2%	34.1%	34.8%	34.4%	34.1%	33.2%	32.7%	33.6%

(1)  During the three months ended December 31, 2012, the Company acquired the underlying real estate interest in 12 communities that the Company previously leased.  The results of operations of the previously leased communities are included within Owned Properties beginning in the fourth quarter of FY 2012.  Prior quarters have not been recast.

Brookdale Senior Living Inc.
Same Community and Capital Expenditure Information
As of December 31, 2012

Same Community Information
($ in 000s, except Avg. Mo. Revenue/Unit)

	Senior Housing			Senior Housing
	Three Months Ended December 31,			Year Ended December 31,
	2012	2011	% Change	2012	2011	% Change
Revenue	$538,179	$517,936	3.9%	$2,021,562	$1,973,314	2.4%
Operating Expense	363,500	344,823	5.4%	1,348,892	1,296,064	4.1%
Facility Operating Income	$174,679	$173,113	0.9%	$672,670	$677,250	-0.7%
Facility Operating Margin	32.5%	33.4%	-0.9%	33.3%	34.3%	-1.0%

# Communities	546	546		531	531
Avg. Period Occupancy	88.8%	87.8%	1.0%	88.1%	87.4%	0.7%
Avg. Mo. Revenue/Unit	$4,273	$4,157	2.8%	$4,239	$4,172	1.6%

	Innovative Senior Care			Innovative Senior Care
	Three Months Ended December 31,			Year Ended December 31,
	2012	2011	% Change	2012	2011	% Change
Revenue	$29,825	$35,173	-15.2%	$107,488	$115,918	-7.3%
Operating Expense	23,806	26,599	-10.5%	82,523	82,149	0.5%
Facility Operating Income	$6,019	$8,574	-29.8%	$24,965	$33,769	-26.1%
Facility Operating Margin	20.2%	24.4%	-4.2%	23.2%	29.1%	-5.9%

# Units served (1)	26,282	26,282		21,656	21,656

(1) Units are included in same store calculation where either the therapy or home health, whichever came later, has stabilized or produced revenue for twenty-four months.

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended December 31,
Type	2012	2011
Recurring	$10,668	$9,486
Reimbursements	(500)	(825)
Net Recurring	10,168	8,661
Corporate (2)	7,377	10,490
EBITDA-enhancing / Major Projects (3)	22,979	14,629
Program Max / Development, net (4)	12,328	10,446
Net Total Capital Expenditures (5)	$52,852	$44,226

(2)  Corporate includes home health acquisitions, capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.

(3) Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects.
(4) Includes community expansions and major repositioning or upgrade projects. Also includes de novo community developments.
Amounts shown are amounts invested, net of third party lender or lessor funding received of $3.7 million and $0.5 million for the three months ended December 31, 2012 and 2011, respectively.
(5)  Approximately $11.6 million and $9.9 million of expense was recognized during the three months ended December 31, 2012 and 2011, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of December 31, 2012
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Initial Maturities
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2013	$479,456	3.31%	$-	-	$479,456	3.31%	$30,087	8.28%	$509,543
2014	159,777	5.50%	-	-	159,777	5.50%	33,307	8.26%	193,084
2015	42,676	5.44%	-	-	42,676	5.44%	32,765	8.33%	75,441
2016	38,590	4.99%	80,000	6.50%	118,590	6.01%	29,101	8.41%	147,691
2017	326,464	5.17%	-	-	326,464	5.17%	47,047	9.10%	373,511
Thereafter	1,232,661	3.72%	-	-	1,232,661	3.72%	147,438	7.72%	1,380,099
Total	$2,279,624	4.02%	$80,000	6.50%	$2,359,624	4.10%	$319,745	8.16%	$2,679,369

	Final Maturities (3)
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2013	$273,908	2.60%	$-	-	$273,908	2.60%	$30,087	8.28%	$303,995
2014	21,156	3.90%	-	-	21,156	3.90%	31,839	8.30%	52,995
2015	184,110	5.72%	-	-	184,110	5.72%	32,765	8.33%	216,875
2016	40,081	4.92%	80,000	6.50%	120,081	5.97%	29,101	8.41%	149,182
2017	328,016	5.15%	-	-	328,016	5.15%	47,047	9.10%	375,063
Thereafter	1,432,353	3.79%	-	-	1,432,353	3.79%	148,906	7.72%	1,581,259
Total	$2,279,624	4.02%	$80,000	6.50%	$2,359,624	4.10%	$319,745	8.16%	$2,679,369

Coverage Ratios

	Twelve months ended December 31, 2012
				Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned communities	23,029	341,282	277,266	98,183	2.8x
Leased communities *	25,707	439,561	367,061	324,268	1.1x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Year ended December 31,
	2012	2011
Scheduled debt amortization	$44,866	$20,796
Lease financing debt amortization - FMV or no purchase option (4)	12,120	10,465
Lease financing debt amortization - bargain purchase option	14,470	12,460
Total debt amortization	$71,456	$43,721

Line Availability

($000s)	09/30/11	12/31/11	03/31/12	06/30/12	09/30/12	12/31/12

Total line commitment	$230,000	$230,000	$230,000	$230,000	$230,000	$230,000

Line availability (7)	$162,057	$194,165	$199,786	$201,659	$189,978	$191,436
Ending line balance	35,000	65,000	85,000	75,000	80,000	80,000
Available to draw	$127,057	$129,165	$114,786	$126,659	$109,978	$111,436
Cash and cash equivalents	39,195	30,836	42,113	38,676	42,504	69,240
Total liquidity (available to draw + cash)	$166,252	$160,001	$156,899	$165,335	$152,482	$180,676

Total letters of credit outstanding	$71,785	$78,104	$77,754	$78,324	$78,127	$78,112

Leverage Ratios

		Annualized
	Balance	Leverage
Debt (1)	$2,279,624
Capital leases	319,745
Total Debt	$2,599,369	6.3	x

Plus: Line of credit (cash borrowings)	80,000
Less: Unrestricted cash	(69,240)
Less: Cash held as collateral against existing debt	(3,538)
Subtotal	$2,606,591	6.4	x

2012 Adjusted EBITDA	$409,940

Annual cash lease expense multiplied by 8	2,253,832
Total adjusted debt	$4,860,423	7.0	x

2012 Adjusted EBITDAR	$691,669

Debt Structure

		Weighted
	Balance	rate (2)
Fixed rate debt (1)	$1,438,082	4.90%
Variable rate debt (1)	841,542	2.45%
Capital leases	319,745	8.16%
Line of credit (cash borrowings)	80,000	6.50%
Total debt	$2,679,369

	Balance	% of total
Variable rate debt with interest rate swaps (1) (5)	$27,373	3.3%
Variable rate debt with interest rate caps (1) (6)	577,627	68.6%
Variable rate debt - unhedged (1)	236,542	28.1%
Total variable rate debt (1)	$841,542	100.0%

(1) Includes mortgage debt, bond and discount mortgage backed security financing and convertible notes, but excludes capital leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Assumes extension options are exercised.
(4) Payments are included in CFFO.
(5) Weighted swap rate for stated reporting period is 5.49%.
(6) Weighted cap rate for stated reporting period of 5.43% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(7) The actual amount available to borrow under the line may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Brookdale Senior Living Inc.
Selected Data - 2011 Convertible Debt Issuance
As of December 31, 2012
($ in 000's)

Issuance Proceeds:
Face Amount of Notes	316,250
Total Issuance Costs	(7,949)	See detail below.
Purchase of Hedge	(77,007)	The net cost of the bond hedge is $31,941.
Sale of Warrants	45,066	This net amount will reduce equity resulting from the issuance.
Net Cash Proceeds	276,360

Issuance Costs:
Notes Payable	5,944
Equity Component	2,005
7,949

Initial GAAP Recording:
Cash Proceeds	276,360
Deferred Financing Costs	5,944
	282,304

Notes Payable	237,444	Face amount discounted using effective 7.5% interest rate.
Paid In Capital	44,860	See detail below.
	282,304

Change In Equity:
Imbedded Conversion Option	78,806
Purchase of Hedge	(77,007)
Sale of Warrants	45,066
Equity Issuance Costs	(2,005)
44,860

Balance Sheet Balances			Interest Expense Amounts
	Notes	Deferred	Period	GAAP	Cash
As of	Liability	Fin. Costs	Ending	Interest	Interest
Closing	237,444	5,944
31-Dec-2011	241,899	5,519	6 Mo. 12/2011	9,214	4,759
31-Dec-2012	251,314	4,670	Year 12/2012	18,112	8,697
31-Dec-2013	261,445	3,821	Year 12/2013	18,828	8,697
31-Dec-2014	272,347	2,972	Year 12/2014	19,599	8,697
31-Dec-2015	284,079	2,123	Year 12/2015	20,429	8,697
31-Dec-2016	296,704	1,274	Year 12/2016	21,322	8,697
31-Dec-2017	310,290	424	Year 12/2017	22,283	8,697
15-Jun-2018	316,250	-	6 Mo. 6/2018	9,946	3,986

Brookdale Senior Living Inc.
CFFO Reconciliation
As of December 31, 2012

CFFO Calculation
($ in 000s)

	Three Months Ended December 31,
	2012	2011

Net cash provided by operating activities (includes non-refundable entrance fees)	$82,991	$56,425
Changes in operating assets and liabilities (eliminates cash flow effect)	(14,772)	13,545
Add: Refundable entrance fees received	13,088	11,017
Less: First generation entrance fees received	-	(5,440)
Less: Entrance fee refunds disbursed	(7,801)	(8,107)
Less: Recurring capital expenditures, net	(10,168)	(8,661)
Less: Lease financing debt amortization with fair market value or no purchase options	(3,132)	(2,700)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	(72)	(582)
Add: CFFO from unconsolidated ventures	1,279	1,249
Cash From Facility Operations	$61,413	$56,746

Add: Integration, transaction-related and EMR roll-out costs	7,249	8,026
Adjusted Cash From Facility Operations	$68,662	$64,772

Revenue Reconciliation (1)

($ in 000s except average monthly revenue per quarter)	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	4,198	4,203	4,214	4,160	4,193	4,257	4,266	4,279	4,282	4,271
Average monthly units (excluding equity homes) available	46,625	46,430	46,817	47,846	46,910	47,858	47,935	47,998	47,935	47,959
Average occupancy for the quarter	87.2%	86.6%	87.4%	87.8%	87.3%	87.8%	87.7%	88.0%	88.7%	88.0%
Senior Housing Resident fee revenue	$512,036	$506,985	$517,285	$524,270	$2,060,576	$536,629	$538,018	$542,215	$546,195	$2,163,057

Add: ISC segment revenue	50,237	50,334	51,375	53,834	205,780	53,854	57,722	56,856	56,085	224,517
Add: management fee revenue	1,405	1,505	3,336	7,349	13,595	7,444	7,499	7,407	8,436	30,786
Total revenues excluding entrance fee amortization	$563,678	$558,824	$571,996	$585,453	$2,279,951	$597,927	$603,239	$606,478	$610,716	$2,418,360

CFFO Reconciliation to the Income Statement

Resident and management fee revenue	$569,440	$565,428	$578,495	$591,989	$2,305,352	$604,330	$609,886	$613,274	$617,579	$2,445,069
Less: Entrance fee amortization	(5,762)	(6,604)	(6,499)	(6,536)	(25,401)	(6,403)	(6,647)	(6,796)	(6,863)	(26,709)
Adjusted revenues	563,678	558,824	571,996	585,453	2,279,951	597,927	603,239	606,478	610,716	2,418,360

Less: Facility operating expenses	(370,954)	(366,242)	(381,414)	(389,961)	(1,508,571)	(398,769)	(403,515)	(411,467)	(417,168)	(1,630,919)
Add: Change in future service obligation	-	-	-	-	-	-	-	-	2,188	2,188
	(370,954)	(366,242)	(381,414)	(389,961)	(1,508,571)	(398,769)	(403,515)	(411,467)	(414,980)	(1,628,731)

Less: G&A including non-cash stock-based compensation expense	(33,543)	(33,681)	(38,711)	(42,392)	(148,327)	(44,973)	(46,071)	(43,158)	(44,627)	(178,829)
Add: G&A non-cash stock-based compensation expense	4,540	4,555	5,221	5,540	19,856	6,435	6,729	6,021	6,335	25,520
Net G&A	(29,003)	(29,126)	(33,490)	(36,852)	(128,471)	(38,538)	(39,342)	(37,137)	(38,292)	(153,309)

Less: Facility lease expense	(66,315)	(66,065)	(68,314)	(74,164)	(274,858)	(71,445)	(70,628)	(71,167)	(70,785)	(284,025)
Add: Straight-line lease expense	1,726	1,456	1,834	3,592	8,608	1,642	1,564	2,118	1,344	6,668
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,094)	(1,093)	(4,373)	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)
Net lease expense	(65,682)	(65,702)	(67,574)	(71,665)	(270,623)	(70,896)	(70,157)	(70,142)	(70,534)	(281,729)

Add: Entrance fee receipts	9,712	12,454	15,726	17,480	55,372	14,989	19,694	25,132	22,890	82,705
Less: Entrance fee disbursements	(4,930)	(6,481)	(5,475)	(8,107)	(24,993)	(8,102)	(5,429)	(6,024)	(7,801)	(27,356)
Net entrance fees	4,782	5,973	10,251	9,373	30,379	6,887	14,265	19,108	15,089	55,349

Adjusted EBITDA	102,821	103,727	99,769	96,348	402,665	96,611	104,490	106,840	101,999	409,940

Less: Recurring capital expenditures, net	(7,057)	(9,268)	(8,675)	(8,661)	(33,661)	(8,064)	(8,599)	(11,475)	(10,168)	(38,306)
Less: Interest expense, net	(30,936)	(29,900)	(29,262)	(31,237)	(121,335)	(31,198)	(31,739)	(31,586)	(29,803)	(124,326)
Less: Lease financing debt amortization with fair market value or no purchase options	(2,533)	(2,587)	(2,645)	(2,700)	(10,465)	(2,929)	(2,993)	(3,066)	(3,132)	(12,120)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	-	-	-	(582)	(582)	(206)	(809)	(420)	(72)	(1,507)
Add: CFFO from unconsolidated ventures	641	661	738	1,249	3,289	1,228	1,310	1,559	1,279	5,376
Less: Other	(1,185)	(1,328)	196	2,329	12	(856)	(181)	(372)	1,310	(99)

Reported CFFO	$61,751	$61,305	$60,121	$56,746	$239,923	$54,586	$61,479	$61,480	$61,413	$238,958

Add: integration, transaction-related and EMR roll-out costs	-	894	5,468	8,026	14,388	3,904	7,688	4,624	7,249	23,465
Adjusted CFFO	$61,751	$62,199	$65,589	$64,772	$254,311	$58,490	$69,167	$66,104	$68,662	$262,423

CFFO Per Share

($ except where indicated)	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year(2)	Q1	Q2	Q3	Q4	Full Year(2)
Reported CFFO	$0.51	$0.51	$0.49	$0.47	$1.98	$0.45	$0.51	$0.50	$0.50	$1.96
Add: integration, transaction-related and EMR roll-out costs	-	0.01	0.05	0.07	0.13	0.03	0.06	0.04	0.06	0.19
Adjusted CFFO	$0.51	$0.52	$0.54	$0.54	$2.11	$0.48	$0.57	$0.54	$0.56	$2.15

Shares used in calculation of CFFO (000's)	120,792	121,280	121,616	120,951		121,145	121,708	122,493	122,608

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.
(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.
Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure.  CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of December 31, 2012

Cash Basis ($ in 000's except average resale and refund)
	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12	Q2 12	Q3 12	Q4 12
# Closings	53	73	88	85	94	106	147	121
# of Refunds	69	72	73	75	92	62	66	79

Resale Receipts:
Proceeds from non-refundable entrance fees (1)(2)	4,918	8,305	9,360	8,387	7,000	10,377	12,926	9,802
Proceeds from refundable entrance fees (2)(3)	4,794	4,149	6,366	9,093	7,989	9,317	12,206	13,088
Total Cash Proceeds (2)	9,712	12,454	15,726	17,480	14,989	19,694	25,132	22,890
Refunds of entrance fees (4)(5)	(4,930)	(6,481)	(5,475)	(8,107)	(8,102)	(5,429)	(6,024)	(7,801)
Net Resale Cash Flow (excluding first generation entrance fees, net)	4,782	5,973	10,251	9,373	6,887	14,265	19,108	15,089
First generation entrance fees, net (6)	2,729	2,155	2,293	4,679	-	-	-	-
Net Resale Cash Flow (as reported)	7,511	8,128	12,544	14,052	6,887	14,265	19,108	15,089

My Choice proceeds included in refundable resale receipts above	1,144	1,591	2,264	3,994	2,363	3,602	2,466	4,881

Average Resale $ (excluding My Choice and first generation proceeds)	161,660	148,808	152,977	158,659	134,319	151,811	154,190	148,835
Average Refund $ (excluding My Choice and first generation refunds)	(70,058)	(81,681)	(71,863)	(98,040)	(84,283)	(77,500)	(87,273)	(95,025)

Value of Unsold Inventory ($ in 000's except average resale price)
Gross Value @ Average Resale Price of $155,000	99,200
Refund Attachments	(10,593)
Net Cash Value	88,607

Income Statement Impact ($ in 000's)
On BKD's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident. The following are the non-cash amortized non-refundable entrance fees for each quarter:

	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12	Q2 12	Q3 12	Q4 12
Amortization of entrance fees (incl. gains on terminations) (7)	(5,204)	(6,022)	(5,890)	(5,869)	(6,403)	(6,647)	(6,796)	(6,863)

Principles of Entry Fee Accounting

Certain of BKD's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits.  BKD has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community's various levels of care.  The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation.  The refundable portion of a resident's entrance fee is generally refundable within a certain time period following contract termination or in certain agreements, upon the resale of a comparable unit or 12 months after the resident vacates the unit and is not amortized.

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue.
(2) Excludes first generation entrance fees received, net (Note 6).
(3) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes My
Choice proceeds).
(4) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees.
(5) Excludes first generation entrance fee refunds ($0.8 million for the three months ended December 31, 2011). (Note 6)
(6) First generation entrance fees, net represents initial entrance fees received from the sale of units at a recently opened entrance fee CCRC prior to stabilization, less first generation entrance fee refunds not replaced by second generation entrance fee receipts. We determine the stabilization date of recently opened entrance fee communities to be the first day of the first full fiscal quarter occurring two years subsequent to the community's opening date for occupancy of all levels of care on the campus. Stabilization was achieved at a recently opened entrance fee CCRC in Q1 2012.
(7) Excludes first generation entrance fee amortization prior to stabilization (Note 6).

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of December 31, 2012
($ in 000s)

Cash Flow Statements

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012
Cash Flows from Operating Activities
Net loss	$(12,305)	$(33,959)	$(7,036)	$(14,875)	$(68,175)	$(10,338)	$(18,810)	$(12,010)	$(24,487)	(65,645)
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss on extinguishment of debt	2,894	15,254	715	-	18,863	221	-	-	-	221
Depreciation and amortization	74,486	72,587	68,381	66,479	281,933	67,817	68,147	67,419	66,979	270,362
Asset impairment	14,846	-	-	2,046	16,892	1,083	7,246	-	19,348	27,677
Equity in (earnings) loss of unconsolidated ventures	(266)	(146)	117	(1,137)	(1,432)	(99)	61	249	3,277	3,488
Distributions from unconsolidated ventures from cumulative share of net earnings	-	-	700	582	1,282	206	809	420	72	1,507
Amortization of deferred gain	(1,093)	(1,093)	(1,094)	(1,093)	(4,373)	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)
Amortization of entrance fees	(5,762)	(6,604)	(6,499)	(6,536)	(25,401)	(6,403)	(6,647)	(6,796)	(6,863)	(26,709)
Proceeds from deferred entrance fee revenue	6,361	9,299	10,815	11,903	38,378	7,000	10,377	12,926	9,802	40,105
Deferred income tax (benefit) provision	(11,841)	11,841	-	943	943	(4)	(37)	-	41	-
Change in deferred lease liability	1,726	1,456	1,824	3,602	8,608	1,642	1,564	2,118	1,344	6,668
Change in fair value of derivatives and amortization	8	2,635	1,508	(273)	3,878	233	278	(140)	(7)	364
(Gain) loss on sale of assets	(1,315)	-	135	-	(1,180)	114	58	73	87	332
(Gain) loss on acquisition	-	-	(3,520)	1,538	(1,982)	636	-	-	-	636
Gain on facility lease termination	-	-	-	-	-	(2,780)	-	-	(8,804)	(11,584)
Lessor cash reimbursement for tenant incentive	-	-	-	1,251	1,251	-	-	-	-	-
Change in future service obligation	-	-	-	-	-	-	-	-	2,188	2,188
Non-cash stock-based compensation	4,540	4,555	5,221	5,540	19,856	6,435	6,729	6,021	6,335	25,520
Other	-	-	-	-	-	-	-	(487)	-	(487)
Changes in operating assets and liabilities:
Accounts receivable, net	(105)	1,728	(3,998)	(2,992)	(5,367)	(5,317)	(3,484)	709	4,677	(3,415)
Prepaid expenses and other assets, net	460	1,477	(11,425)	(13,446)	(22,934)	(1,681)	7,622	(2,793)	5,539	8,687
Accounts payable and accrued expenses	8,453	(7,136)	1,509	10,895	13,721	(23,705)	14,410	17,352	(3,203)	4,854
Tenant refundable fees and security deposits	310	(287)	(1,964)	(245)	(2,186)	(442)	(675)	(439)	9	(1,547)
Deferred revenue	11,269	(6,921)	(739)	(7,757)	(4,148)	12,168	(3,701)	(4,098)	7,750	12,119
Net cash provided by operating activities	92,666	64,686	54,650	56,425	268,427	45,693	82,854	79,431	82,991	290,969
Cash Flows from Investing Activities
Decrease (increase) in lease security deposits and lease acquisition deposits, net	941	(1,313)	(1,219)	(1,497)	(3,088)	(2,217)	(4,119)	(431)	(1,232)	(7,999)
Decrease (increase) in cash and escrow deposits — restricted	54,455	3,841	(2,052)	(68)	56,176	8,442	(3,038)	(7,806)	(2,408)	(4,810)
Purchase of marketable securities — restricted	(26,409)	(6,315)	-	-	(32,724)	(761)	(341)	(351)	(104)	(1,557)
Sale of marketable securities — restricted	809	608	(2)	16	1,431	-	-	-	35,124	35,124
Additions to property, plant and equipment and leasehold intangibles, net of related payables	(28,589)	(39,340)	(46,659)	(45,543)	(160,131)	(41,533)	(50,433)	(59,415)	(57,031)	(208,412)
Acquisition of assets, net of related payables and cash received	(51,330)	(3,178)	(89)	(34,085)	(88,682)	(104,984)	(4,975)	(1,349)	(161,215)	(272,523)
Purchase of Horizon Bay Realty, L.L.C., net of cash acquired	-	-	5,516	-	5,516	-	-	-	-	-
Payment on (issuance of) notes receivable, net	403	-	1,271	(190)	1,484	(439)	-	(152)	722	131
Investment in unconsolidated ventures	-	-	(13,711)	(279)	(13,990)	-	(571)	-	(4,797)	(5,368)
Distributions received from unconsolidated ventures	60	56	40	50	206	100	84	72	94	350
Proceeds from sale of assets, net	23,147	5,885	1,785	-	30,817	-	325	-	8,918	9,243
Other	(164)	(304)	(353)	(93)	(914)	-	-	487	-	487
Net cash (used in) provided by investing activities	(26,677)	(40,060)	(55,473)	(81,689)	(203,899)	(141,392)	(63,068)	(68,945)	(181,929)	(455,334)
Cash Flows from Financing Activities
Proceeds from debt	28,000	2,417	447,108	5,144	482,669	175,838	17,178	591	178,684	372,291
Repayment of debt and capital lease obligations	(134,550)	(283,626)	(461,397)	(18,992)	(898,565)	(86,068)	(32,585)	(18,304)	(54,878)	(191,835)
Proceeds from line of credit	40,000	15,000	65,000	105,000	225,000	130,000	75,000	75,000	95,000	375,000
Repayment of line of credit	(40,000)	(15,000)	(30,000)	(75,000)	(160,000)	(110,000)	(85,000)	(70,000)	(95,000)	(360,000)
Proceeds from issuance of convertible notes, net	-	308,335	(102)	(21)	308,212	-	-	-	-	-
Issuance of warrants	-	45,066	-	-	45,066	-	-	-	-	-
Purchase of bond hedge	-	(77,007)	-	-	(77,007)	-	-	-	-	-
Payment of financing costs, net of related payables	(2,575)	(910)	(4,685)	(542)	(8,712)	(2,378)	(336)	(96)	(2,753)	(5,563)
Other	(184)	(148)	(122)	(833)	(1,287)	(86)	(178)	(31)	(47)	(342)
Refundable entrance fees:
Proceeds from refundable entrance fees	6,080	5,310	7,204	11,017	29,611	7,989	9,317	12,206	13,088	42,600
Refunds of entrance fees	(4,930)	(6,481)	(5,475)	(8,868)	(25,754)	(8,102)	(5,429)	(6,024)	(7,801)	(27,356)
Cash portion of loss on extinguishment of debt	(2,861)	(14,153)	(26)	-	(17,040)	(118)	-	-	-	(118)
Recouponing and payment of swap termination	(64)	(35)	-	-	(99)	(99)	(1,190)	-	(619)	(1,908)
Purchase of treasury stock	-	-	(17,613)	-	(17,613)	-	-	-	-	-
Net cash (used in) provided by financing activities	(111,084)	(21,232)	(108)	16,905	(115,519)	106,976	(23,223)	(6,658)	125,674	202,769
Net (decrease) increase in cash and cash equivalents	(45,095)	3,394	(931)	(8,359)	(50,991)	11,277	(3,437)	3,828	26,736	38,404
Cash and cash equivalents at beginning of period	81,827	36,732	40,126	39,195	81,827	30,836	42,113	38,676	42,504	30,836
Cash and cash equivalents at end of period	$36,732	$40,126	$39,195	$30,836	$30,836	$42,113	$38,676	$42,504	$69,240	$69,240